                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      PROTEIN POLYMER TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       PROTEIN POLYMER TECHNOLOGIES, INC.

                           ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 19, 1998

                           ------------------------


To Our Stockholders:

       You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Protein Polymer Technologies, Inc., which will be held at the Company's executive offices, located at 10655 Sorrento Valley Road, San Diego, California, on Tuesday, May 19, 1998 at 10:00 a.m. for the following purposes:

       (a) To elect a Board of eight Directors for the ensuing year;

       (b) To approve an amendment to the Company's 1992 Stock Option Plan to increase the number of shares reserved for issuance under the Plan by 500,000 shares;

       (c) To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998; and

       (d) To consider and act upon such other matters as may properly come before the meeting.

       The close of business on March 20, 1998 has been fixed as the record date for stockholders to receive notice of and to vote at the meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time in the manner set forth on page 1 of the Proxy Statement and will not affect your right to vote in person in the event you attend the meeting.

                          By Order of the Board of Directors,


                          Philip J. Davis
                          Secretary

April 17, 1998



--------------------------------------------------------------------------------
WHETHER YOU ATTEND THE MEETING OR NOT, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. FOR THOSE ATTENDING THE MEETING, AMPLE PARKING WILL BE AVAILABLE.
--------------------------------------------------------------------------------

                      PROTEIN POLYMER TECHNOLOGIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1998

                            ------------------------

                                PROXY STATEMENT

                            ------------------------


       This Proxy Statement is furnished by Protein Polymer Technologies, Inc. (the "Company"), 10655 Sorrento Valley Road, San Diego, CA, 92121, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, May 19, 1998 at 10:00 a.m., or any adjournments or postponements thereof (the "Meeting"). The Board has fixed the close of business on March 20, 1998 as the record date for determining stockholders entitled to notice of and to vote at the Meeting. As of that date, 10,429,094 shares of the Company's Common Stock, $.01 par value (the "Common Stock") were issued and outstanding.

       Any person giving a proxy has the right to revoke it before it is exercised. It may be revoked either by filing an instrument of revocation with the Secretary of the Company or by delivering at the Meeting a duly executed proxy bearing a later date. It also may be revoked by attending the Meeting and voting in person.

       All expenses incurred in connection with solicitation of the enclosed proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, telephone, telegraph or personal call. The Company has requested brokers and nominees who hold stock in their names to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

       The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to the Company's stockholders is April 17, 1998. A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.

VOTING RIGHTS

       Each share of Common Stock outstanding on the record date is entitled to one vote. The holders of Common Stock do not have the right to cumulate votes. An affirmative vote of a majority of the shares voted at the Meeting, by person or in proxy, is required for approval of each item being submitted to the stockholders for consideration. Proxies will be received and tabulated by the Company's transfer agent. Votes cast in person at the meeting will be tabulated by an election inspector appointed by the Company. Abstentions and "broker non-votes" are each included in the determination of the number of shares present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the directors nominated and for all proposals submitted herewith.

COMMON STOCK OWNERSHIP

       The following table sets forth information as of March 20, 1998 with respect to (i) all persons known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) all Directors and nominees for Director,
(iii) each executive officer named below and (iv) all directors and executive officers as a group. The business address of each of the Company's directors and named executive officers is the Company's address unless otherwise stated in the table below.


NAME AND ADDRESS                                AMOUNT OF COMMON STOCK       PERCENT
OF BENEFICIAL OWNER                            BENEFICIALLY OWNED(1)(2)   OF CLASS(1)(2)
-------------------                            ------------------------   --------------

J. Thomas Parmeter(3)(6)(8).................            541,777                 5.16%
Philip J. Davis(3)(6)(9)....................            376,345                 3.60%
Brent R. Nicklas(3)(10)
   Lexington Partners, Inc.
  660 Madison Avenue, 23/rd/ Floor
  New York, New York 10021..................            281,327                 2.69%
Patricia J. Cornell(3)(7)(20)
   Taurus Advisory Group
  2 Landmark Square
  Stamford, Connecticut 06901...............          3,105,245                 28.8%
J. Paul Jones(5)(11)........................              4,000                    *
Johnson & Johnson Development Company(21)...          1,648,933                 14.8%
  One Johnson & Johnson Plaza
  New Brunswick, New Jersey  08933
Taurus Advisory Group (20)..................          3,099,245                 28.8%
  2 Landmark Square
  Stamford, Connecticut  06901
George R. Walker(3)(12).....................            146,012                 1.39%
Edward E. David, Ph.D.(3)(13)...............             56,107                    *
Bertram I. Rowland(4)(14)...................             72,269                    *
Edward J. Hartnett(3)(15)...................             20,000                    *
Joseph Cappello, Ph.D.(6)(16)...............            152,177                 1.45%
Franco A. Ferrari, Ph.D.(6)(17).............            144,954                 1.38%
John E. Flowers(6)(18)......................            135,496                 1.29%
Erwin R. Stedronsky, Ph.D.(6)(19)...........             87,192                    *
All Directors and Executive Officers
as a Group (14 persons)(22).................          5,118,901                45.20%

--------------------

* Amount represents less than one percent of the Common Stock.
(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.
(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3) Director and Nominee for Director.
(4) Director not standing for re-election.
(5) Nominee for Director.
(6) Executive Officer.
(7) Includes 5,000 shares subject to options exercisable within 60 days. Ms. Cornell is also a Vice President and Director of Taurus Advisory Group, and as such may be deemed to exercise investment power over shares held by Taurus Advisory Group. Ms. Cornell disclaims such beneficial ownership.
(8) Includes 80,000 shares subject to options exercisable within 60 days.
(9) Includes 26,000 shares subject to options exercisable within 60 days.

(10) Includes 149,179 shares of Common Stock held by Transitions Three, L.P.
     Mr. Nicklas became a general partner of this fund in December 1988, and may be deemed to be the beneficial owner of its shares. Mr. Nicklas disclaims such beneficial ownership. Also includes 22,000 shares subject to options exercisable within 60 days.
(11) Includes 4,000 shares subject to options exercisable within 60 days.
(12) Includes 20,000 shares subject to options exercisable within 60 days.
(13) Includes 30,000 shares subject to options exercisable within 60 days.
(14) Includes 32,000 shares subject to options exercisable within 60 days.
(15) Represents 20,000 shares subject to options exercisable within 60 days.
(16) Includes 89,000 shares subject to options exercisable within 60 days.
(17) Includes 81,000 shares subject to options exercisable within 60 days.
(18) Includes 80,000 shares subject to options exercisable within 60 days.
(19) Includes 77,000 shares subject to options exercisable within 60 days.
(20) Includes (i) 2,764,745 shares held by clients of Taurus Advisory Group and
     (ii) 334,500 shares subject to warrants exercisable within 60 days held by clients of Taurus Advisory Group (which warrants were issued in connection with the Company's initial public offering of its Common Stock and are exercisable at a price of $8.00 per share). Taurus Advisory Group exercises investment power over such shares.
(21) Includes shares issuable upon conversion of 27,317 shares of the Company's Series D Preferred Stock convertible within 60 days at an assumed conversion price of $3.75. The conversion price of each share of Series D Preferred Stock is equal to $100 divided by the lesser of (i) $3.75 or (ii) the market price at the time of conversion.
(22) Includes 562,000 shares subject to options exercisable within 60 days and 334,500 warrants convertible within 60 days.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

       At the Meeting, it is intended that the persons named in the proxy will vote for the election of the eight nominees listed below, each director to serve until the next annual meeting or until his or her successor is elected and qualified. All of the nominees other than J. Paul Jones are now members of the Board. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. The persons named in the accompanying proxy intend to vote for the election of the nominees listed below unless authority to vote for one or more of such nominees is specifically withheld in the proxy. If any nominee, for any reason currently unknown, cannot be a candidate for election, proxies will be voted for the election of a substitute recommended by the Board.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

       The following information is furnished concerning the Company's nominees for director:

                NAME                   AGE        POSITION WITH THE COMPANY
                ----                   ---        -------------------------

     J. Thomas Parmeter                 58   Chairman of the Board of Directors,
                                             Chief Executive Officer and
                                             President
     Edward E. David, Ph.D.(1)(3)       72   Director
     George R. Walker (1)(2)(4)         73   Director
     Brent R. Nicklas (2)               50   Director
     Patricia J. Cornell (2)(4)         49   Director
     J. Paul Jones                      56   None
     Philip J. Davis (3)(4)             67   Director, Secretary
     Edward J. Hartnett (1)(3)          66   Director

_______________________

(1) Member of the Stock Option and Compensation Committee of Board of
    Directors.
(2) Member of the Audit Committee of Board of Directors.
(3) Member of the Nominating Committee of Board of Directors.
(4) Member of the Finance Committee of Board of Directors

       Mr. J. Thomas Parmeter has been the Company's President, Chief Executive Officer and Chairman of the Board of Directors since its inception in July 1988. He also served as its Chief Financial Officer from its inception until July 1992. From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board of Syntro Corporation.

       Dr. Edward E. David has served as a Director of the Company since January 1989. Dr. David has been a private consultant since 1986. In addition, he is now a principal in the Washington Advisory Group, LLC, advisor to industry, universities and institutions. From 1977 to 1986, he was the President of Exxon Research and Engineering. From 1981 to 1988, Dr. David sat on the White House Science Council. Among his current responsibilities and affiliations, Dr. David is a Director of Intermagnetics General Corp., Spacehab, Inc., InterView, Inc., Acquasearch Inc., and is a life member of the Massachusetts Institute of Technology Corporation. Dr. David is also Chairman of the Company's Technical Advisory Group.

       Mr. George R. Walker has served as a Director of the Company since January 1989. Mr. Walker, retired since January 1985, was formerly the Vice President - Finance for Esso Europe, an operating division of the Exxon Corporation.

       Mr. Brent R. Nicklas has served as a director of the Company since September 1991. He is a Managing Director of LPNY Advisors, Inc., an affiliate of Lexington Partners, Inc., a venture capital and merchant banking firm ("Lexington"). From December 1988 to December 1993, Mr. Nicklas was a Managing Director of Lexington. From June 1976 to May 1988, Mr. Nicklas was with Merrill Lynch Capital Markets, most recently as Vice President of the Technology and Emerging Growth Group.

       Ms. Patricia J. Cornell, CFA, has served as vice president and director of Taurus Advisory Group, a registered investment adviser, since March 1984. From 1976 through 1984, Ms. Cornell held senior positions in portfolio management at Morris Offit Associates and Lionel D. Edie & Company. Although clients of Taurus Advisory Group hold significant amounts of the Company's Common Stock, Ms. Cornell does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or Taurus Advisory Group.

       Mr. Philip J. Davis has been the Company's Secretary since January 1989. Mr. Davis has been a director of the Company since April 1994; he previously served as a director of the Company from January 1989 until October 1991. Mr. Davis has been a Senior Vice President with Donaldson, Lufkin & Jenrette since March 1994. He was formerly Director, Institutional Sales, at Merrill Lynch, Inc. (formerly Merrill Lynch Capital Markets) from February 1991 until March 1994, and had been a Vice President at Merrill Lynch, Inc. since 1986.

       Mr. Edward J. Hartnett has served as a director of the Company since March 1996. Mr. Hartnett, retired since January 1996, previously served as a Company Group Chairman for the Johnson & Johnson Company, a diversified drug and medical products company. Mr. Hartnett is a past president of the American Medical Manufacturers Association. Although Johnson & Johnson Development Company, an affiliate of Mr. Hartnett's previous employer (Johnson & Johnson Company), is a significant holder of the Company's Series D Preferred Stock and Common Stock, Mr. Hartnett does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or Johnson & Johnson Company.

       Dr. J. Paul Jones, retired since January 1998, was previously with Procter & Gamble Company since 1969, most recently as its Vice President, Research & Product Development, OTC Health Care Products Worldwide, and was formerly a member of the Analgesics subcommittee of the American Society of Clinical Pharmacology and Toxicology.

COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

       In 1997 the Company had standing Stock Option and Compensation and Audit Committees. At its meeting in February 1998, the Board resolved to form a Nominating Committee and a Finance Committee. During the Company's last fiscal year, the Board of Directors held six meetings. Each of Edward E. David and Brent R. Nicklas attended less than 75% of the aggregate of all regular Board meetings and, in the case of Mr. Nicklas, less than 75% of the aggregate of all meetings of the Committees on which he served.

Stock Option and Compensation Committee

       The Stock Option and Compensation Committee met five times during the last fiscal year. During 1997, the Stock Option and Compensation Committee determined grants of stock options under, and administered, the 1989 and 1992 stock option plans of the Company, as well as its 1996 non-employee directors' stock option plan and employee stock purchase plan. The Stock Option and Compensation Committee also made recommendations to the Board on the annual salaries of all elected officers of the Company and made recommendations to the Board on compensation matters of the Company.

Audit Committee

     The Audit Committee met two times during the last fiscal year. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the auditors' report.

Nominating Committee

     The Nominating Committee was formed in February 1998. The Nominating Committee makes recommendations concerning potential nominees to serve on the Board. Stockholders desiring the Nominating Committee to consider a recommended candidate may submit such recommendation in writing to the Nominating Committee at the Company's executive offices.

Finance Committee

     The Finance Committee was formed in February 1998. The Finance Committee reviews and makes recommendations concerning potential private financing transactions for the Company.

Directors' Compensation

     No directors received any cash compensation for their services as directors during the 1997 fiscal year. Edward E. David, Inc., of which Dr. David is the sole shareholder, received $16,000 during 1997 for Dr. David's services as Chairman of the Company's Technical Advisory Group. All directors were reimbursed for their out-of-pocket expenses in attending meetings of the Board or committees thereof.

     Outside directors may be granted options to purchase Common Stock under the Company's 1996 Non-Employee Directors' Stock Option Plan (the "1996 Option Plan"). Non-employee directors are currently granted options to purchase 5,000 shares of Common Stock of the Company upon their election to the Board and on the first business day in June of each calendar year. Such options are exercisable six months after the date of grant at a price equal to the fair market value of the Common Stock on the date of grant. During 1997, Ms. Cornell and each of Messrs. David, Davis, Hartnett, Nicklas, Rowland and Walker received options to purchase 5,000 shares of Common Stock under the 1996 Option Plan at an exercise price of $2.16 per share.

                          APPROVAL OF AMENDMENT TO THE
                        COMPANY'S 1992 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

       The Company's 1992 Stock Option Plan (the "1992 Plan") was adopted by the Board in December 1992 and approved by the stockholders in April 1993. The 1992 Plan initially reserved an aggregate of 1,000,000 shares of Common Stock for issuance upon the exercise of options under the 1992 Plan. As of March 20, 1998, the Company has only 96,000 shares available for grant to new and existing employees.

       The stockholders are being asked to approve an amendment to the 1992 Plan at the Meeting to increase the shares reserved for issuance under the 1992 Plan by 500,000 shares, bringing the total shares reserved for issuance under the 1992 Plan to 1,500,000 shares. Approval of the amendment to the 1992 Plan requires the affirmative vote of a majority of the voting shares. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1992 PLAN. Proxies solicited by the Board will be voted for this proposal unless a vote against the proposal or abstention is specifically indicated.

       The following description of the 1992 Plan is qualified in its entirety by reference to the full text of the 1992 Plan.

       The purpose of the 1992 Plan is to attract, and provide incentives to, key employees, directors and consultants. The Board believes that the Company's long term success is dependent upon the ability of the Company to attract, retain and motivate outstanding individuals. It is the view of the Board that the 1992 Plan constitutes an important part of the Company's compensation of its officers and key employees and consultants by providing them with an incentive to increase their participation in the Company's long-term success.

       The 1992 Plan provides that it be administered by the Board or such committee as the Board may appoint (the "1992 Plan Administrator"). The 1992 Plan is administered by the Stock Option and Compensation Committee. The 1992 Plan provides that, so long as the Common Stock remains registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 16 Participants may receive options, any committee authorized by the Board to administer the 1992 Plan must be comprised solely of two or more directors of the Company who are Non-Employee Directors within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

       The 1992 Plan Administrator has complete discretion to select the eligible individuals who are to receive grants of either "incentive stock options" or "non-qualified stock options." A committee or Board member participating in the administration of the 1992 Plan may not participate in any determination relating to options held by or to be granted to such committee or Board member. Only employees may be granted incentive stock options under the Federal tax laws. The exercise price of incentive stock options granted under the 1992 Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant; for non-qualified stock options, the exercise price must be at least 85% of the fair market value on the date of grant. No option may be granted with a term exceeding ten years. With respect to any participant who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any incentive stock option granted must equal 110% or more of the fair market value of the Common Stock on the grant date, and the maximum term of the incentive stock option must not exceed five years. Under the terms of the 1992 Plan, the aggregate fair market value (as of the respective date or dates of grant) of the shares of Common Stock for which option grants may for the first time become exercisable as incentive stock options under the Federal tax laws in a single calendar year may not exceed $100,000 per optionee.

       Options granted under the 1992 Plan may be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the 1992 Plan Administrator. The exercise price may be paid in cash or, if permitted by the 1992 Plan Administrator, with shares of the Company's Common Stock having a fair market value on the exercise date equal to the exercise price or by delivery of a promissory note, the terms and conditions of which will be determined by the 1992 Plan Administrator. Options granted under the 1992 Plan generally expire ten years from the date of grant, subject to earlier termination if the optionee leaves the Company's employee or service. The 1992 Plan will terminate on December 8, 2002, unless sooner terminated by the Board.

       The Board may, from time to time, insofar as is permitted by law, suspend or discontinue the 1992 Plan with respect to any shares not subject to options at that time, or revise or amend the 1992 Plan in any respect whatsoever, except that, without the approval of the stockholders of the Company, no such revision or amendment may materially increase the benefits accruing to participants under the 1992 Plan, increase the number of shares subject to the 1992 Plan, change the designation in the 1992 Plan with respect to the classes of persons eligible to receive options under the 1992 Plan or alter the amendment requirements of the 1992 Plan to defeat such requirements' purposes. The number of shares subject to the 1992 plan may be reduced or the issuance of options may be restricted, if the Board finds that such limitations are necessary or desirable.

       The Internal Revenue Code of 1986, as amended (the "Code"), provides favorable tax treatment for incentive stock options. Incentive stock options are subject to certain requirements which are set forth in the 1992 Plan. Generally, upon the grant of an incentive stock option, and upon the exercise of the incentive stock option during employment or within three months after termination of employment, the optionee will not realize any income. However, any appreciation in the value of the shares from the date of grant will generally be an item of tax preference at the time of exercise in determining the optionee's potential liability for alternative minimum tax. The alternative minimum tax may produce a higher tax than the regular income tax applicable to the optionee.

       The sale or disposition of Common Stock purchased upon exercise of an incentive stock option is generally a taxable event. The optionee will realize a gain or loss in an amount equal to the difference between his or her basis (normally the exercise price) in the Common Stock and the proceeds from the sale or disposition. If Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the incentive stock option and is held for at least one year after exercise of the incentive stock option (the "Holding Period"), any gain or loss resulting from the sale or disposition of the Common Stock will be treated as long-term capital gain or loss. If Common Stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of the Holding Period (a "Disqualifying Disposition"), the excess of the fair market value of the Common Stock on the date of exercise over the exercise price will be treated as ordinary income. However, any additional gain will be taxed as capital gain.
If an optionee disposes of the Common Stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

       The Company normally is not entitled to a deduction with respect to incentive stock options. However, in the event of a Disqualifying Disposition, the Company will be entitled to deduct the ordinary income realized by the optionee. Optionees must notify the Company of any Disqualifying Dispositions.

       No taxable income will be realized by an optionee upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee must include in his or her income the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. The Company may deduct this amount. An optionee's new basis in the Common Stock acquired upon exercise of a non-qualified stock option will generally be the fair market value of the shares on the date of exercise. Upon a subsequent disposition of such shares of Common Stock, the optionee will ordinarily realize a capital gain or loss to the extent of any intervening appreciation or depreciation. If an optionee disposes of the Common Stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

       Optionees who are officers, directors or 10% stockholders of the Company, and thus subject to Section 16(b) of the Exchange Act, should be aware of significant tax consequences under Section 83 of the Code.

       The summary contained herein of the effect of Federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 1992 Plan does not purport to be complete, and does not discuss the income tax laws of any state, foreign country or municipality in which an optionee may reside.

       Options are evidenced by stock option agreements between the Company and the respective optionees. These agreements must conform to the 1992 Plan. The 1992 Plan Administrator may include such terms, consistent with the 1992 Plan, as it determines in its discretion.

       In the event of certain sales, mergers or consolidations of the Company, each outstanding option will automatically become exercisable as to all vested and unvested shares subject to the option prior to the effective date of such transaction, unless the Company's obligations under the options are assumed by the successor corporation. In such a case, the right to exercise options will last for twenty days. Five days prior to the effective date of the transaction, all outstanding options, to the extent not exercised by the optionees or assumed by the successor corporation, will terminate. In addition, in the event of an actual or threatened takeover bid, tender offer or exchange offer for 20% or more of the Common Stock or other class of stock of the Company, or of certain filings by any person under Section 13(d) or 14(d) of the Exchange Act, the Board may (i) accelerate the vesting of outstanding options, (ii) pay cash to option holders in cancellation of their options and (iii) make adjustments and amendments to the 1992 Plan and outstanding options to permit substitution of new options for outstanding options.

       All rights to exercise options terminate no later than thirty days after the optionee ceases to be an employee of the Company for any reason other than death, disability or retirement. In the case of termination of employment by reason of disability or in the event of transfer upon death, the optionee (or transferee, in the case of death) may exercise his or her options for a period of twelve months following the date the optionee ceases to be an employee, but only to the extent that they could have been exercised at the date of such termination. In the case of retirement, the permissible period for exercise is ninety days from the date of termination, and such exercise is permissible only to the extent that options were exercisable at the date of retirement.

       The 1992 Plan terminates on December 8, 2002 and no options may be granted thereunder after such date. Options outstanding on the date of termination of the 1992 Plan expire in accordance with their terms.

       The 1992 Plan Administrator may, insofar as is permitted by law and subject to the 1992 Plan, modify an option or, once an option is exercisable, may accelerate the date or dates at which it may be exercised, may extend or renew outstanding options and may accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). However, without the consent of the optionee, the 1992 Plan Administrator cannot modify an option to alter or impair any rights or obligations under any option theretofore granted. The 1992 Plan Administrator has the authority to cancel outstanding options from time to time and to issue in replacement options with exercise prices based on the lower market price of the Common Stock at the time of the new grant.

       Under the 1992 Plan, the number of shares of Common Stock which may be issued pursuant to options is subject to proportionate adjustment in certain circumstances, including merger, consolidation, sale of all or substantially all the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares or other securities. The shares to be delivered under the 1992 Plan are made available from authorized but unissued shares of

Common Stock. If any option granted under the 1992 Plan terminates for any reason or expires before such option is exercised in full, the shares covered by the unexercised portion of such option may again be subject to an option granted under the 1992 Plan.

                            APPOINTMENT OF AUDITORS
                                (PROPOSAL NO. 3)

     The firm of Ernst & Young LLP, independent auditors, has been the Company's independent auditors since the Company's inception in 1988 and has been selected by the Board of Directors to serve as its independent auditors for the fiscal year ending December 31, 1998.

     The independent auditors meet periodically with the Audit Committee of the Board. The members of the Audit Committee are Ms. Cornell and Messrs. Walker and Nicklas.

     Professional services performed by Ernst & Young LLP for the fiscal year ended December 31, 1997 consisted of an audit of the financial statements of the Company, consultation on interim financial information, services related to filings with the Securities and Exchange Commission, meetings with the Company's Audit Committee, and consultation on various matters relating to accounting and financial reporting.

     The Audit Committee approved in advance or ratified each of the major professional services provided by Ernst & Young LLP and considered the possible effect of each such service on the independence of that firm.

     Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions during the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
                           --------------------------

     The following table shows for the periods indicated the compensation paid to or accrued to, or for the benefit of, each of the named executive officers of the Company for services rendered to the Company during 1997.

                                                                  OTHER ANNUAL    SECURITIES
                                             SALARY      BONUS    COMPENSATION    UNDERLYING
NAME AND PRINCIPAL POSITION          YEAR      ($)        ($)          ($)          OPTIONS
---------------------------          ----   ---------   -------   ------------- ------------


J. Thomas Parmeter                   1997   $180,000     -0-               -0-         -0-
   President, Chief Executive        1996   $150,000     -0-               -0-       200,000
   Officer and Chairman of the       1995   $140,155     -0-               -0-         -0-
   Board

Joseph Cappello, Ph.D.               1997   $120,000     -0-               -0-        25,000
   Vice President - Research         1996   $108,000     -0-               -0-        35,000
   and Development, Director-        1995   $ 98,791    $6,105             -0-        17,000
   Polymer Research and Chief
   Technical Officer


Franco A. Ferrari, Ph.D.             1997   $114,000     -0-               -0-         -0-
   Vice President - Laboratory       1996   $105,000     -0-               -0-        30,000
   Operations and Polymer            1995   $ 97,208    $6,105             -0-        12,500
   Productions, Director-
   Molecular Genetics

John E. Flowers                      1997   $112,000     -0-               -0-         -0-
   Vice President-Planning           1996   $103,000     -0-               -0-        30,000
   and Operations                    1995   $ 95,916    $6,105             -0-        10,000

Erwin R. Stedronsky, Ph.D.
   Vice President-Product            1997   $114,000     -0-               -0-        25,000
   Formulation and Engineering,      1996   $103,000     -0-               -0-        35,000
   Director, Materials Science       1995   $ 94,217    $6,105             -0-        15,000

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------

     The following table provides information about the number of options granted to each of the named executive officers of the Company during the fiscal year ended December 31, 1997. No stock appreciation rights were granted to any executive officer during the last fiscal year.


                              NUMBER OF SECURITIES    % OF TOTAL OPTIONS
                               UNDERLYING OPTIONS    GRANTED TO EMPLOYEES      EXERCISE     EXPIRATION
           NAME                     GRANTED             IN FISCAL YEAR       PRICE ($/SH)      DATE
---------------------------   --------------------   ---------------------   ------------   ----------

J. Thomas Parmeter                     -0-                    -0-%                   n/a           n/a

Joseph Cappello, Ph.D.              25,000                   16.1%                  3.00       2/20/07

Franco A. Ferrari, Ph.D.               -0-                    -0-%                   n/a           n/a

John E. Flowers                        -0-                    -0-%                   n/a           n/a

Erwin R. Stedronsky,                25,000                   16.1%                  3.00       2/20/07
Ph.D.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE
--------------------------------------------------------------------------------

     The following table provides information about the number of unexercised options held by each of the named executive officers of the Company at December 31, 1997. None of the executive officers exercised options during the fiscal year. The Company has not granted stock appreciation rights to any named executive officer.

                       SHARES
                      ACQUIRED                 NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                         ON       VALUE       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
NAME                  EXERCISE   REALIZED   OPTIONS AT FISCAL YEAR END     AT FISCAL YEAR END/(1)/
-------------------   --------   --------   ---------------------------   ------------------------

                                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                            -----------   -------------   -----------   -------------
J. Thomas                  -0-        -0-        40,000         160,000       $ 2,800         $11,200
Parmeter

Joseph Cappello,           -0-        -0-        84,000          63,500       $56,170         $10,605
Ph.D.

Franco A.                  -0-        -0-        81,000          31,500       $54,150         $ 7,575
Ferrari, Ph.D.

John E. Flowers            -0-        -0-        80,000          30,000       $53,140         $ 6,060

Erwin R.                   -0-        -0-        72,000          73,000       $47,670         $18,480
Stedronsky,
Ph.D.

-----------------------------

(1)  calculated using the closing price of $1.625 per share as of December 31,
1997

       The Company does not have a defined benefit or actuarial pension plan. The Company does not have a long-term incentive plan and did not make any long term awards in 1997.

EMPLOYMENT AGREEMENTS

       As of November 1, 1996, the Company entered into three-year employment agreements with certain of its officers. As permitted by these agreements, on November 25, 1996, the Compensation Committee of the Board determined that sufficient progress had been made by the Company to warrant an increase specified in the agreements in the stated annual salary of these officers. As of November 25, 1996, the agreement with: Mr. Parmeter (provides for an annual salary of $180,000, a term life insurance policy in the amount of $250,000 and certain other benefits); Mr. Flowers (provides for an annual salary of $112,000 and certain other benefits); Dr. Cappello (provides for an annual salary of $120,000 and certain other benefits); Dr. Ferrari (provides for an annual salary of $114,000 and certain other benefits); Dr. Stedronsky (provides for an annual salary of $114,000 and certain other benefits); and Mr. Aron Stern (provides for an annual salary of $102,000 and certain other benefits).

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16 Participants"), to file reports of ownership and changes in ownership with the SEC. Such persons are required to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of such forms furnished to the Company, or written representations that no such forms were required, the Company believes that during 1997 all Section 16 Participants complied with all applicable Section 16(a) filing requirements, except for the inadvertent failure to file a report on Form 3 for Patricia Cornell within ten days of her becoming a director, which report was subsequently made on Form 5 filed February 17, 1998.

AFFILIATE TRANSACTIONS

       In February 1997, the Compensation Committee approved a loan of up to $250,000, of which a loan of $140,000 was made at a rate of 8% per annum, to Mr. Parmeter, secured by a pledge of stock, solely to meet his tax obligations arising from the exercise of a stock option. In February 1998, the Stock Option and Compensation Committee extended the term of the loan until February 1999. The Company does not anticipate seeking stockholder ratification of the loan to Mr. Parmeter.

       During 1997, the Company paid $194,167 to Flehr, Hohbach, Test, Abritton & Herbert, patent counsel to the Company. Mr. Bertram I. Rowland, a director of the Company since February 1993 but not standing for reelection, is counsel to such law firm.

                                 OTHER MATTERS

       Management knows of no other business to be presented at the annual meeting. If other matters do properly come before the meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment.

                            STOCKHOLDER INFORMATION

       ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE 1997 FISCAL YEAR BY WRITTEN REQUEST ADDRESSED TO THE COMPANY, 10655 SORRENTO VALLEY ROAD, SAN DIEGO, CALIFORNIA 92121, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-KSB IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                             STOCKHOLDER PROPOSALS

       Proposals by stockholders to be presented at the Company's 1999 annual meeting must be received by the Company no later than 120 days prior to April 17, 1999, in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting.


                            By Order of the Board of Directors,



                            PHILIP J. DAVIS
                            Secretary
Dated: April 17, 1998

                      PROTEIN POLYMER TECHNOLOGIES, INC.
                            1992 STOCK OPTION PLAN


          1.   PURPOSE.
               -------

          The Plan is intended to provide incentive to key employees, directors and consultants of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries or such key directors and consultants to remain in the service of the Corporation and its Subsidiaries, and to attract new employees, directors and consultants with outstanding qualifications.

          2.   DEFINITIONS.  Unless otherwise defined herein or the context
               -----------
otherwise requires, the capitalized terms used herein shall have the following meanings:

               (a) "Administrator" shall mean the Board or the Committee,
                    -------------
whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

               (b) "Board" shall mean the Board of Directors of the Corporation.
                    -----

               (c) "Code" shall mean the Internal Revenue Code of 1986, as
                    ----
amended.

               (d) "Commission" shall mean the Securities and Exchange
                    ----------
Commission.

               (e) "Committee" shall mean the committee appointed by the Board
                    ---------
in accordance with Section 4 of the Plan.

               (f) "Common Stock" shall mean the $.01 par value Common Stock of
                    ------------
the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

               (g) "Corporation" shall mean PROTEIN POLYMER TECHNOLOGIES, INC.,
                    -----------
a Delaware corporation.

               (h) "Disability" shall mean a medically determinable physical or
                    ----------
mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

               (i) "Disinterested Person" shall mean a member of the Board who
                    --------------------
is a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated by the Commission under the Exchange Act, or any successor rule.

               (j) "Employee" shall mean an individual who is employed (within
                    --------
the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

               (k) "Exchange Act" shall mean the Securities Exchange Act of
                    ------------
1934, as amended.

               (l) "Exercise Price" shall mean the price per Share of Common
                    --------------
Stock, determined by the Administrator, at which an Option may be exercised.

               (m) "Fair Market Value" shall mean the value of one (1) Share of
                    -----------------
Common Stock, determined as follows:

                   (i) If the Shares are traded on an exchange or over-the-counter on the National Market System (the "NMS") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), (A) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sale price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

                   (ii) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

                   (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

               (n) "Incentive Stock Option" shall mean an option described in
                    ----------------------
Section 422 of the Code.

               (o) "Nonstatutory Stock Option" shall mean an option that does
                    -------------------------
not meet the requirements of Section 422(b) of the Code or is not intended to be an Incentive Stock Option.

               (p) "Option" shall mean any stock option granted pursuant to the
                    ------
Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

               (q) "Option Agreement" shall mean a written stock option
                    ----------------
agreement evidencing a particular Option.

               (r) "Optionee" shall mean a Participant who has received an
                    --------
Option.

               (s) "Participant" shall have the meaning assigned to it in
                    -----------
Section 5(a) hereof.

               (t) "Plan" shall mean this PROTEIN POLYMER TECHNOLOGIES, INC.
                    ----
1992 Stock Option Plan, as it may be amended from time to time.

               (u) "Purchase Price" shall mean the Exercise Price multiplied by
                    --------------
the number of Shares with respect to which an Option is exercised.

               (v) "Retirement" shall mean the voluntary cessation of employment
                    ----------
by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

               (w) "Section 16 Participant" shall mean a Participant who is (or,
                    ----------------------
in the opinion of the Administrator, may be) generally subject to the Section 16 Requirements with respect to purchases and sales of Common Stock or other equity securities of the Corporation.

               (x) "Section 16 Requirements" shall mean the those obligations
                    -----------------------
and requirements imposed by Sections 16(a) and 16(b) of the Exchange Act and the rules of the Commission promulgated thereunder.

               (y) "Securities Act" shall mean the Securities Act of 1933, as
                    --------------
amended.

               (z) "Share" shall mean one share of Common Stock, adjusted in
                    -----
accordance with Section 10 of the Plan (if applicable).

              (aa) "Subsidiary" shall mean any subsidiary corporation as
                    ----------
defined in Section 424(f) of the Code.

          3.   EFFECTIVE DATE.
               --------------

          The Plan was adopted by the Board effective December 8, 1992, subject to the approval of the Corporation's shareholders pursuant to Section 15 hereof.

          4.   ADMINISTRATION.
               --------------

               (a) Administrator.  Subject to subsection (c) below, the Plan
                   -------------
shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

               (b) Powers of Administrator.  The Administrator shall from time
                   -----------------------
to time at its discretion select the Employees, directors and consultants who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such

Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or a non-Employee consultant. A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

               (c) Disinterested Administration.  For so long as the Common
                   ----------------------------
Stock remains registered under the Exchange Act and Section 16 Participants are (or, in the opinion of the Board, may be) eligible to receive Options hereunder, this Plan shall be administered by a Committee consisting of two or more Board members who are Disinterested Persons.

          5.   PARTICIPATION.
               -------------

               (a)  Eligibility.
                    -----------

               The Optionee shall be such persons (collectively, "Participants"; individually a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

                    (i) Employees (who may be officers, whether or not they are directors);

                   (ii) Directors of the Corporation or of a Subsidiary; and

                  (iii)  Consultants engaged by the Corporation or a Subsidiary.

          Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

               (b)  Ten-Percent Shareholders.
                    ------------------------

               A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

               (c)  Stock Ownership.
                    ---------------

               For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

               (d)  Outstanding Stock.
                    -----------------

               For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

          6.   STOCK.
               -----

          The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 1,500,000. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. The limitations established by this
Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in that Section.

          7.   TERMS AND CONDITIONS OF OPTIONS.
               -------------------------------

               (a)  Stock Option Agreements.
                    -----------------------

               Each Option shall be evidenced by an Option Agreement substantially in the form of Annex A or Annex B (as applicable) to this Plan, or in such other form as the Administrator shall from time to time determine. Such Option Agreements need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

               (b)  Nature of Option.
                    ----------------

               Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

               (c)  Optionee's Undertaking.
                    ----------------------

               Each Optionee shall agree to remain in the employ or service of the Corporation or a Subsidiary and to render services for a period as shall be determined by the Administrator, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Optionee in their employ or service for any period.

               (d)  Number of Shares.
                    ----------------

               Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

               (e)  Exercise Price.
                    --------------

               Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant.

               (f) Medium and Time of Payment; Notice.
                   ----------------------------------

               The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator in its sole discretion otherwise approves thereof, the Purchase Price may (to the extent permitted by applicable law) be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, so long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price, or (ii) so long as at least the par value of the Shares being purchased is paid in cash and/or Shares as above, the balance of the Purchase Price may be paid with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such promissory note shall be determined by the Administrator. The Administrator may require that the Optionee grant a security interest in the Shares being purchased to the Corporation for the purpose of securing the payment of such promissory note, and the Corporation or its designee may retain possession of the stock certificate(s) representing such Shares in order to perfect its security interest.

          In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements before the Optionee shall be permitted to exercise the Option. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Optionee, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above.

          The Optionee shall exercise an Option by completing and delivering to the Corporation, concurrently with the payment of the Purchase Price in the manner described above, an exercise notice substantially in the form attached as Annex C hereto, or in such other form as the Administrator shall from time to time determine.

               (g) Term and Non-Transferability of Options.
                   ---------------------------------------

               Each Option shall state the time or times when all or part thereof becomes exercisable. No Option, including Incentive Stock Options, shall be exercisable after the expiration of ten (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

               (h) Cessation of Employment (Except by Death, Disability or
                   -------------------------------------------------------
Retirement).
----------

               If an Optionee ceases to be an Employee for any reason, other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within thirty (30) days after cessation of employment, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               For purposes of this Section 7(h), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

               (i)  Death of Optionee.
                    -----------------

               If an Optionee dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in
Section 7(g) above, at any time within twelve (12) months after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date or death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               (j)  Disability of Optionee.
                    ----------------------

               If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within twelve (12) months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               (k)  Retirement of Optionee.
                    ----------------------

               If an Optionee ceases to be an Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within ninety (90) days after cessation of employment, but only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

               (l)  Rights as a Shareholder.
                    -----------------------

               No one shall have rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

               (m) Modification, Extension and Renewal of Options.
                   ----------------------------------------------

               Within the limitations of the Plan, the Administrator may modify an Option, accelerate the rate at which an Option may be exercised (including, without limitation, permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

               (n)  Notice of Sale.
                    --------------

               Until the later of the second anniversary of the grant of any Incentive Stock Option and the first anniversary of the issuance of any Stock ("incentive stock") pursuant to the exercise of an Incentive Stock Option, the stock transfer records of the Corporation (whether maintained by it or by any transfer agent of the Common Stock) shall reflect that any certificates issued or to be issued representing incentive stock in connection with such exercise must be registered in the name of the beneficial holder (and not in any "street name") until transferred to a third party, and that the transfer agent shall notify the Corporation in a case of any requested transfer of such incentive stock during that period. In addition, the certificate or certificates registered in the name of the beneficial holder representing the incentive stock issued upon such exercise will bear the following legend during such period:

               "Solely to assist the issuer of the shares represented by this certificate, until the later of the second anniversary of the date of grant of the Option under which the certificate was originally issued or one year from the date of original issuance of the shares represented by the certificate, the Transfer Agent will notify the issuer of the shares represented hereby of any requested transfer by the original registered holder."

               (o)  Other Provisions.
                    ----------------

               An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

               (p)  Substitution of Options.
                    -----------------------

               Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

          8.   LIMITATION ON ANNUAL AWARDS.
               ---------------------------

               The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, shall not exceed $100,000.

          9.   TERM OF PLAN.
               ------------

          Options may be granted pursuant to the Plan until the expiration of the Plan ten years after the effective date referred to in Section 3.

          10.  EFFECT OF CERTAIN EVENTS.
               ------------------------

               (a)  Stock Splits and Dividends.
                    --------------------------

               Subject to any required action by shareholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

               (b) Merger, Sale of Assets, Liquidation.
                   -----------------------------------

               Subject to any required action by shareholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells or disposes of all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation or entity, this Plan and each Option shall terminate, but only after each Optionee (or the successor in interest) has been given the right to exercise any unexpired Option or Options in full or in part , to the extent that, on the date of such sale, disposition or merger, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. This right shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify). Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee (or successor in interest) a substitute option or options to purchase shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options then held by the Optionee (or successor in interest) receiving the substitute option. Any other dissolution or liquidation of the Company shall cause each Option to terminate.

          At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

               (c)  Adjustment Determination.
                    ------------------------

               To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

               (d)  Limitation on Rights.
                    --------------------

               Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

               (e)  Change in Control.
                    -----------------

               In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Company (other than a tender offer or exchange offer made by the Company or any Subsidiary), whether or not deemed a tender offer under applicable federal or state law, or in the event that any person makes any filing under the Section 13(d) or 14(d) of the Exchange Act with respect to the Company, other than a filing of a Schedule 13G, the Administrator may in its sole discretion, without obtaining shareholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:

                 (i) Pay cash to any or all holders of Options at the then-
                     current market value of the Option Shares in exchange for the cancellation of their outstanding Options; or

                 (ii) Make any other adjustments or amendments to the Plan and outstanding Options necessary to permit the substitution of new Options for outstanding Options.

          11.  SECURITIES LAW REQUIREMENTS.
               ---------------------------

               (a)  Legality of Issuance.
                    --------------------

               No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

                    (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                   (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

                  (iii) any other applicable provision of state or Federal law has been satisfied.

               (b) Restrictions on Transfer; Representations of Optionee;
                   ------------------------------------------------------
Legends.
-------

               Regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities

Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

          "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT'). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

          Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

               (c) Registration or Qualification of Securities.
                   -------------------------------------------

               The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

               (d)  Exchange of Certificates.
                    ------------------------

               If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing

Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

          12. AMENDMENT OF THE PLAN.
              ---------------------

          The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

               (a) Materially increase the benefits accruing to Participants under the Plan;

               (b) Increase the number of Shares which may be issued under the Plan;

               (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

               (d) Amend this Section 12 to defeat its purpose.

          13.  EXCHANGE ACT.
               ------------

          If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Administrator from time to time to the extent necessary or advisable, in the judgment of the Administrator after having consulted with Corporation's counsel, to enable Section 16 Participants to obtain the benefits of such exclusions or exemptions from the Sections 16 Requirements as may be established by the Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by the Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options, (iv) the sale of Common Stock received upon the exercise of Options, and (v) the administration of this Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's shareholders unless and to the extent that, in the judgment of the Administrator after consulting with the Corporation's counsel, shareholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

          With respect to Section 16 Participants, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

          14.  APPLICATION OF FUNDS.
               --------------------

          The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

          15.  APPROVAL OF SHAREHOLDERS.
               ------------------------

          The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the Corporation's outstanding shares of capital stock no later than December 8, 1993. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 shall also be subject to approval by the Corporation's shareholders.

          16.  EXECUTION.
               ---------

          To record the adoption of the Plan by the Board as of December 8, 1992, the Corporation has caused an authorized officer to affix the corporate name hereto.


                         PROTEIN POLYMER TECHNOLOGIES, INC.


                         By: ______________________________
                              J. Thomas Parmeter
                              President

                       PROTEIN POLYMER TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1998

  J. Thomas Parmeter and Philip J. Davis, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of Common Stock of Protein Polymer Technologies, Inc. held of record by the undersigned on March 20, 1998, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 19, 1998, and at any adjournment or postponement thereof, as if the undersigned were present and voting at the meeting.

  Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

  The shares represented by this proxy will be voted as directed by the stockholder. WHERE NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS: 1) J. Thomas Parmeter, 2) Edward E. David,
                       3) George R. Walker, 4) Brent R. Nicklas,
                       5) Patricia J. Cornell, 6) J. Paul Jones,
                       7) Philip J. Davis, 8) Edward J. Hartnett

                [_] FOR ALL NOMINEES   [_] WITHHOLD ALL NOMINEES

  To withhold authority to vote for any individual nominee(s), write the nominee's names on the space(s) provided below:


--------------------------------------------------------------------------------

PROPOSAL NO. 2:
APPROVAL OF AMENDMENT TO 1992 STOCK OPTION  FOR [_] AGAINST [_] ABSTAIN [_]
PLAN.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG FOR [_] AGAINST [_] ABSTAIN [_] LLP AS INDEPENDENT AUDITORS.

                                                     Dated ______________, 1998

                                                     __________________________
                                                     Signature

                                                     Dated ______________, 1998

                                                     __________________________
                                                     Signature if held jointly

                                                     THIS PROXY IS SOLICITED
                                                     ON BEHALF OF THE BOARD OF
                                                     DIRECTORS